FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PGEOX	PGEBX	PGPCX	PGEMX	PGPRX	PGEYX

The George Putnam Fund of Boston

Summary prospectus
11|30|09

A world of investing.℠

Putnam INVESTMENTS

The George Putnam
Fund of Boston

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 11/30/09, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 7/31/09, are incorporated by reference into this summary prospectus.

Goal

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 14 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original	Maximum redemption
	imposed on purchases	purchase price or	fee (as a percentage
	(as a percentage of	redemption proceeds,	of total redemption
Share class	offering price)	whichever is lower)	proceeds)

Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses***
(expenses you pay each year as a percentage of the value of your investment)

					Total
		Distribution		Acquired fund	annual fund
	Management	and service	Other	operating	operating
Share class	fee	(12b-1) fee	expenses	expenses ****	expenses

Class A	0.57%	0.25%	0.34%	0.02%	1.18%
Class B	0.57%	1.00%	0.34%	0.02%	1.93%
Class C	0.57%	1.00%	0.34%	0.02%	1.93%
Class M	0.57%	0.75%	0.34%	0.02%	1.68%
Class R	0.57%	0.50%	0.34%	0.02%	1.43%
Class Y	0.57%	N/A	0.34%	0.02%	0.93%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Annual fund operating expenses reflect projected expenses based on a new expense arrangement and the fund’s recent (8/31/09) asset level. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class, “Other expenses” would be 0.45%, and “Total annual fund operating expenses” would be increased by 0.11%.

**** Estimate of expenses attributable to the fund’s investments in other investment companies.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$688	$928	$1,187	$1,924
Class B	$696	$906	$1,242	$2,059
Class B
(no redemption)	$196	$606	$1,042	$2,059
Class C	$296	$606	$1,042	$2,254
Class C
(no redemption)	$196	$606	$1,042	$2,254
Class M	$515	$861	$1,231	$2,267
Class R	$146	$452	$782	$1,713
Class Y	$95	$296	$515	$1,143

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 233%.

Investments, risks, and performance

Investments

We invest mainly in a combination of bonds and U.S. value stocks with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market either because these stocks are priced below their long-term potential or because there may be other events that may result in positive change. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Our equity investments are mainly in large companies, which are of a size similar to those in the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $285 million and $329.73 billion as of September 30, 2009) and midsize companies, which are of a size similar to those in the Russell Midcap Value Index (which was composed of companies having a market capitalization of between $285 million and $30.76 billion as of September 30, 2009.) Under normal market conditions, we invest at least 25% of the fund’s total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We may also use derivatives, such as futures, swaps, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Value stocks may fail to rebound.

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Bond investments carry risks of the issuer defaulting on payment of interest or principal (particularly for below investment-grade debt) and sensitivity to changes in markets, credit conditions, and interest rates. Interest rate risk means that the prices of the fund’s investments are likely to fall if interest rates rise. This interest rate risk is generally higher for investments with longer maturities. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivative positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com

Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges
(for periods ending 12/31/08)

Share class	1 year	5 years	10 years

Class A before taxes	–43.73%	–6.41%	–1.62%
Class A after taxes
on distributions	–44.57%	–7.87%	–3.08%
Class A after taxes on
distributions and sale
of fund shares	–27.91%	–5.36%	–1.69%
Class B before taxes	–43.54%	–6.27%	–1.78%
Class C before taxes	–41.32%	–5.99%	–1.77%
Class M before taxes	–42.65%	–6.42%	–1.86%
Class R before taxes	–40.38%	–5.49%	–1.26%
Class Y before taxes	–40.13%	–5.04%	–0.79%
S&P 500/Citigroup Value
Index (no deductions for fees,
expenses or taxes)	–39.22%	–1.31%	–0.25%
Russell 1000 Value Index
(no deduction for fees, expenses
or taxes)	–36.85%	–0.79%	1.36%
Barclays Capital Aggre-
gate Bond Index (no deduc-
tion for fees, expenses or taxes)	5.24%	4.65%	5.63%
George Putnam Blended
Index (60/40 blend of preced-
ing indices) (no deduction for
fees, expenses or taxes)	–20.47%	2.05%	3.65%

The fund’s performance is compared to the Barclays Capital Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed income securities. The fund’s performance is also compared to the Russell 1000 Value Index, an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation. In addition, the fund’s performance is compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital Aggregate Bond Index. The Russell 1000 Value Index replaces the S&P 500/Citigroup Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

David Calabro, Portfolio Manager,Portfolio Manager since 2008

Raman Srivastava, Portfolio Construction Specialist, Portfolio Manager since 2004

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income quarterly and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/ dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NPO21 258843 11/09 Putnam Retail Management